                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                            MFC DEVELOPMENT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             MFC DEVELOPMENT CORP.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 19, 2001
                               11 A.M. LOCAL TIME

                            ------------------------

Dear Fellow Shareholder:

     You are cordially invited to attend MFC Development Corp's Annual Shareholders' Meeting, which will be held on Thursday, July 19, 2001 at 11:00 A.M. at the 25th floor conference room, 99 Park Avenue (at 40th Street), New York, NY 10016. The meeting is being held for the following purposes:

        1. To elect a Board of Directions to hold office until next Annual Meeting of Shareholders or until their respective successors have been elected or appointed.

        2. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

     These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on June 1, 2001 will be entitled to vote at the annual meeting.

     PLEASE ASSIST THE COMPANY AND ENSURE THAT YOUR VOTE IS RECORDED, BY SIGNING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON AND THE PROXY WILL BE SUPERSEDED BY THE VOTE YOU CAST AT THE MEETING.

                                          For the Board of Directors

                                          Deborah Knowlton,
                                          Secretary

New Rochelle, NY
June 14, 2001

                             MFC DEVELOPMENT CORP.
                                271 NORTH AVENUE
                             NEW ROCHELLE, NY 10801

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                                                   June 14, 2001

     This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of MFC Development Corp. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 19, 2001 and at any adjournments thereof.

     At the Meeting, Shareholders will be asked:

        1. To elect five directors,

        2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     June 1, 2001 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.001 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on June 1, 2001, there were 1,794,700 Common Shares entitled to vote.

     This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 14, 2001.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commissions's home page on the Internet (http://www.sec.gov.).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company (File No. 0-31667) with the Commission are incorporated by reference into this Proxy Statement:

        The Company's Registration Statement (Form 10) Pursuant to Section 12(g) of the Securities Exchange Act of 1934, filed on October 2, 2000 as amended on November 20, 2000, December 6, 2000 and January 17, 2001. The Company's Annual Report (Form 10-K) for the fiscal year ended February 28, 2001, which is a part of the Annual Report sent to Shareholders with this Proxy Statement.

     All documents and reports subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                  THE MEETING

DATE, TIME AND PLACE

     The Meeting will be held on Thursday, July 19, 2001 at 11:00 a.m., local time, at the 25th floor conference room, 99 Park Avenue (at 40th Street), New York, New York 10016.

MATTERS TO BE CONSIDERED

     At the Meeting, Shareholders will be asked to elect five directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Shareholders as of the Record Date (i.e., the close of business on June 1, 2001) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 1,794,700 Common Shares outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

     Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

VOTING AND REVOCATION OF PROXIES

     Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy. If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein.

     If any other matters are properly presented at the Meeting for consideration, including among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

     The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                       MARKET PRICES AND DIVIDEND POLICY

     The Common Shares of the Company traded on the NASDAQ Bulletin Board under the symbol MFCD for the first time after the spin-off the Company's shares on January 23, 2001. See page 12 for market prices of the Company's Common Stock. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

                             ELECTION OF DIRECTORS

     Five directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. The Board of Directors recommends a vote FOR the nominees set forth below. The following information about the nominees was provided by the nominees.

------------------------------------------------------------------------------------------------
SETH GROSSMAN:    Age 33. Director since January 1994. Mr. Grossman is            [SETH GROSSMAN
                  currently a consultant on Health Care and a Director at M &             PHOTO]
                  A London, LLC of New York City, which provides corporate
                  development services to mid-range public and private
                  companies. He was President of the Company for 3 1/2 years prior to August 1, 2000. In 1991 Mr. Grossman founded a
                  transportation company, which he sold in 1994.

------------------------------------------------------------------------------------------------
ALLAN             Age 63. Director since November 1996. Mr. Kornfeld is          [ALLAN KORNFELD
  KORNFELD:       currently an Independent Consultant on financial matters. He            PHOTO]
                  is a certified public accountant and attorney. He was an
                  accountant and audit partner at Ernst & Young from
                  1960-1975, a comptroller, Vice President and Senior Vice
                  President of Ametek, Inc. (NYSE) from 1975-1986 and then
                  Chief Financial Officer and Executive Vice President of
                  Ametek from 1986-1994. Mr. Kornfeld has been Chairman of the
                  Board of the Company since March 1, 1998. He also is a
                  director of M & A London, LLC and FRMO Corp.
------------------------------------------------------------------------------------------------
DAVID MICHAEL:    Age 63. Director since May 23, 2000. Mr. Michael is
                  President of David Michael & Co., P.C., Certified Public
                  Accountants. He has been a certified public accountant
                  practicing as a partner in independent public accounting
                  firms for more than 25 years and as the President of David
                  Michael & Co., P.C. since 1983. He is a director of the Del
                  Global Technologies Corp. and FRMO Corp.
------------------------------------------------------------------------------------------------
ANDERS            Age 57. Director since May 23, 2000. Mr. Sterner is            [ANDERS STERNER
  STERNER:        President of Of-Counsel Systems, consultants in computer                PHOTO]
                  applications. He has his Bachelor's and Law degrees from
                  Yale University. He was admitted to the bar in 1970 and
                  practiced as an associate with two Wall Street law firms. In
                  1976 he was a founding partner at the law firm of Tanner
                  Propp Fersko & Sterner from which he retired in 1992 to form
                  Of-Counsel Systems, which is engaged in computer
                  applications in the legal field.

------------------------------------------------------------------------------------------------
LESTER TANNER:    Age 77. Director since May 21, 1999. Mr. Tanner has been        [LESTER TANNER
                  President and Chief Executive Officer of the Company since              PHOTO]
                  August 1, 2000. Prior thereto he practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters. Mr. Tanner is a director of FRMO Corp.

------------------------------------------------------------------------------------------------

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                              AND BOARD COMMITTEES

SHAREHOLDER NOMINATIONS

     A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at the meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominee, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominee, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.

MEETINGS AND COMMITTEES

     Since July 20, 2000, the Board of Directors held six meetings at which all directors were present. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

     The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met three times since July 20, 2000, currently consists of Messrs. Tanner (Chair), Kornfeld and Sterner.

     The Audit Committee met three times since July 20, 2000 and currently consists of Messrs. Kornfeld (Chair), Michael and Sterner. The Report of the Audit Committee is included in this Proxy Statement.

     The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee, which met twice since July 20, 2000 currently consists of Messrs. Michael (Chair), Kornfeld and Grossman.

                 PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

     The table below is as of May 12, 2001 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

                                                     POSITION          SHARES     PERCENT
                                               --------------------    -------    -------
Lester Tanner(a)(a)..........................  President, Director     345,790     19.2%
Victor Brodsky(b)............................  Vice President           22,400      1.2%
Deborah Knowlton(b)..........................  Treasurer, Secretary        150       --
Seth Grossman(c).............................  Director                169,156      9.4%
Allan Kornfeld(d)............................  Director                    550       --
David Michael(d).............................  Director                 10,000      0.6%
Anders Sterner(d)............................  Director                 13,400      0.7%
Jed Schutz(d)................................  --                      152,656      8.7%
Santa Monica Partners(d).....................  --                      218,000     12.1%
All executive officers and Directors as a
  group (7 persons)..........................                          561,446     31.2%

---------------
(a) Includes all shares owned by entities managed by Lester Tanner which are owned by him, his wife and their children other than the shares shown above as owned by Seth Grossman, as to which Mr. Tanner has neither ownership nor voting rights. Lester Tanner's wife, Dr. Anne-Renee Testa, is the mother of Seth Grossman.

(b) The address of Lester Tanner, Victor Brodsky, and Deborah Knowlton is 271 North Avenue, Suite 520, New Rochelle, N.Y. 10801.

(c) Includes all shares owned by Seymour Grossman Pension Trust of which Seth Grossman is sole Trustee for the benefit of himself and his sister, Joy Testa Grossman, whose shares are included above. Seth Grossman#s address is 215 East 68th Street, New York, NY 10801.

(d) Allan Kornfeld has an option to purchase 3,000 shares of common stock as set forth on page 10. Addresses for the above persons are: Allan Kornfeld 5 Patterson Place, Newtown Square, PA 19073; David Michael 7 Penn Plaza, New York, N.Y. 10001; Anders Sterner 195 Adams Street, Brooklyn, N.Y. 11201; Jed Schutz 24 Borden Lane, East Hampton, N.Y. 11937 and Santa Monica Partners 1865 Palmer Avenue, Larchmont, N.Y. 10538.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below shows for the three Fiscal Years ended February 28, 2001, 2000 and 1999 compensation paid by the Company, including salaries, bonuses and certain other compensation, to the following executive officers of the Company in those periods:

                                                FISCAL YEAR    SALARY     BONUS      OTHER ANNUAL
NAME AND PRINCIPAL POSITION                     ENDED 2/28        $         $       COMPENSATION(A)
---------------------------                     -----------    -------    ------    ---------------
Lester Tanner,................................     2001         72,000        --         5,000
  President and CEO since 8/1/00
Seth Grossman,................................     2001         82,000        --         8,333
  President and CEO until 8/1/00                   2000        117,500        --        10,000
                                                   1999        110,000        --        10,000
Victor Brodsky,...............................     2001        122,500    20,000        10,000
  Vice President and CFO                           2000        107,500    20,000        10,000
                                                   1999         79,577    20,000         8,846
Kenneth Fuld..................................     2000         60,800        --         6,600
  President, Medical Financial Corp. until
  9/15/99                                          1999        100,000        --        10,000

---------------
(a) The amounts in this column represent automobile allowances and certain unaccountable and reasonable expense allowances.

EMPLOYMENT AGREEMENTS

     The Company has no present employment agreements with any officer but intends to consider the following compensation policy for the current fiscal year for them and other key employees.

COMPENSATION POLICY

     The Company's compensation package for Lester Tanner and Victor Brodsky, and other key employees are expected to consist of three elements: (1) base salary, (2) annual bonus compensation and (3) long-term incentive in the form of stock options.

     Each element of compensation has a different purpose. Salary and bonus payments are discretionary with the Board of Directors and are designed to reward current and past performance. Stock options are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares.

     Base compensation of each executive officer is determined by the Board of Directors consistent with the executive's office, period of incumbency and level of responsibility. For the fiscal year ending February 28, 2002, the Board has fixed the base annual compensation for Mr. Tanner at $144,000 and for Mr. Brodsky at $125,000 plus an automobile allowance of $12,500 for each of them and indicated that the Board will consider an appropriate bonus, if any, based on the factors indicated below.

     The Company's executive compensation policy emphasizes performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation paid to an executive reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance, the Company's performance and each individual's contribution thereto. Bonus compensation is not based on any specific formula.

     The Company plans to adopt a Stock Option Plan, designed to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. This would include key management personnel as well as the executive officers. From time to time, stock options may be awarded which, under the terms of the Stock Option Plan, will permit the employee to purchase Common Shares at not less than the fair market value of the Common Shares on the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the price of the Common Shares and hence, shareholder value, during the period of the option. Options granted to employees will become exercisable at the rate of 20% per year, commencing one year after the date of grant. The amount of stock options awarded to an employee is not based on any specific formula, but rather on a subjective assessment of the executive's performance and the Company's performance by the Board of Directors.

     The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.

COMPENSATION OF DIRECTORS

     Directors who are also employees of the Company (at present, only Mr. Tanner is an employee) will receive no remuneration for services as a member of the Board or any committee of the Board. For the period from March 1, 2000 to February 28, 2001 each director who was not then an employee received $500 for each meeting of the Board and each meeting of a Committee of the Board that he attended except that Allan Kornfeld, Chairman of the Board, received $12,500 per annum ($10,000 per annum prior to June 1, 2000) as a director in addition to the other compensation for attending meetings and the options described below in this paragraph. In addition, each non-employee director, who does not own as much as 5% of the Company's stock, is automatically granted a five year option to purchase 1,500 shares of common stock on the date on which the annual meeting of the Company's shareholders is held each year if he is re-elected at that meeting. The purchase price of the common stock covered by such options is the mean between the high bid and low asked price at the close of trading on the date of grant. As yet no options have been granted to any employee or director other than Allan Kornfeld who holds options for 1,500 shares expiring July 20, 2004 and 1,500 shares expiring July 20, 2005 at the option prices of $1.625 per share and $1.75 per share, respectively.

INDEMNIFICATION

     The Company maintains an indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. No claims have been made and no payments were received under the Company's indemnification insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Lester Tanner, a director and President of the Company, is President of Northwest Management Corp. with power to vote its shares which are owned by his two adult children, and that corporation had given the Company a $785,000 secured line of credit pursuant to which the Company was able to borrow at an interest rate of 12% per annum on a self amortizing basis to October 2003, prepayable by the Company at any time. At February 29, 2000 there were no amounts outstanding on the line of credit. At February 28, 1999, $781,483 was outstanding in the line of credit. Interest expense was $51,748 and $19,723 for the years ended February 28, 1999 and 2000, respectively. In June 2000 that line of credit was terminated after the then outstanding balance of $200,000 was paid. On October 31, 2000 NWM Capital, LLC ("NWM") which is owned by Northwest Management Corp., Lester Tanner and members of his family, gave the Company a $500,000 secured line of credit pursuant to which the Company may borrow up to that amount at an interest rate of 1 1/4% per month. Commencing October 31, 2002 the Company will amortize any outstanding principal balance at the rate of $34,000 per month with any remaining balance payable at October 31, 2003, the maturity date. The advances may be prepaid by the Company before October 31, 2003 at any time on six months prior notice without any prepayment charge or penalty. The borrowings are secured by accounts receivable purchased by the Company with the advances made by NWM and by the second mortgage owned by the Company on the Granby property. At February 28, 2001, $ 258,000 was outstanding on the line of credit and interest expense through February 28, 2001 was $ 12,144.

     Northwest Management Corp. is in the real estate business and makes loans secured by real estate and/or accounts receivable. One of its shareholders, Shari Stack, the daughter of Lester Tanner, is 24% owner of the limited liability company which owns the building at East Granby, Connecticut (the "Landlord").

Northwest Management Corp. has indemnified the Company for any liability the Company may have in the period from September 1, 2002 to February 28, 2006 under a lease made by the Company with the Landlord for the office space in East Granby, Connecticut, which is presently vacant and being offered for rental under a lease for seven years. The Landlord has released the Company from any liability through August 31, 2002. Northwest Management Corp. has the risk and benefit of obtaining a new tenant and, with the Landlord, is seeking to rent the office space for a term ending on or after February 28, 2006, in which event the Company's liability to the landlord would be terminated, as well as Northwest Management Corp's indemnification agreement.

     In February 1999, a related partnership, whose partners are Seth Grossman and Lester Tanner, directors, of the Company, committed to loan until March 15, 2001 an investment portfolio then valued at $300,000 to the Medical Financial Corp. subsidiary. This investment portfolio was held in escrow and was used as collateral for the purpose of obtaining margin loans. All risks and rewards of the investment portfolio passed to the related party. Medical Financial Corp. was able to borrow up to the maximum margin of the investment portfolio balance. Between March 1, 1999 and August 31, 1999 the Company used margin loans totaling $120,000. No margin loans were outstanding between September 1, 1999 and April 30, 2000. The margin loans carried interest at a variable rate based on market condition set at the discretion of the investment brokerage. A fee was payable monthly to the related party at the rate of 5% per annum on the value of the investment escrow account. No fees or interest were paid for the year ended February 28, 1999. A total of $15,431 and $ 6,818 of fees and interest were paid for the years ended February 28, 2000 and 2001 respectively. The margin loan of $170,000 was fully repaid on June 21, 2000 and the facility was terminated on June 30, 2000.

     During the year ended February 28, 1999, the Company borrowed at various times a total of $60,000 from Seth Grossman and Kenneth Fuld, directors of the Company. These loans were payable on demand and carried interest at the rate of 12% per annum. $25,000 was repaid on these loans in March 1999 and $35,000 was repaid in June 1999. Interest expense on these loans for the years ended February 28, 1999 and 2000 were $1,202 and $1,029, respectively. The Company borrowed $50,000 from Seth Grossman in June 2000 which was repaid in the same month with interest of $263.

     In January 2001, the Company sold land for the construction of a condominium building in Hunter New York to a company which is 45% owned by Dr. Anne-Renee Testa, who is the wife of Lester Tanner, President of the Company. The selling price was $50,000, which approximated the fair market value of the land based on a bid in the same amount from an unrelated party, which was acceptable to the Company, but later withdrawn by the unrelated party. The Company realized a gain of $16,000 from the sale.

     It is management's opinion that these transactions would have been at the same terms had Lester Tanner, Seth Grossman and Kenneth Fuld not been directors of the Company at the time they took place.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                            SHAREHOLDER INFORMATION

     The Company's common stock has traded on the NASDAQ Bulletin Board (symbol
MFCD) for only a few months since the shares were distributed in the spin-off on January 23, 2001. The market value of the stock at that date and on February 28, 2001 was $1.00 per share, which is the tax basis for shareholders receiving their stock as a distribution from FRMO Corporation. Between February 28, 2001 and May 21, 2001 the high bid price was $1.80 per share and the low bid price was $1.00 per share. On May 21, 2001 the high bid was $1.50 per share and the low price at which the stock was offered on NASDAQ BB was $2.00 per share.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised solely of independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Committee reviews and assesses the adequacy of its charter on an annual basis. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein & Co., LLP, the company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The Audit Committee's functions are not intended to duplicate the activities of management and the independent auditor. The Committee serves a board-level oversight role, in which it provides advice and direction to management and the auditors on the basis of the information it receives and the experience of the Committee's members in business, financial and accounting matters. Among other matters, the Audit Committee monitors the performance of the Company's auditors, including the audit scope and auditor independence. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

     The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditor provided the Committee with the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditor that firm's independence.

     Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended February 28, 2001. A representative of Holtz Rubenstein & Co., LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

AUDIT COMMITTEE: ALLAN KORNFELD (CHAIR), DAVID MICHAEL, ANDERS R. STERNER.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 2001 is being furnished to Shareholders concurrently herewith.

                           PROPOSALS BY SHAREHOLDERS

     Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2002 Annual Meeting of Shareholders, presently scheduled to be held on July 18, 2002, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801, Attention of Deborah Knowlton, Secretary, no later than March 26, 2002.

                                          By Order of the Board of Directors

                                          Lester Tanner
                                          President and Chief Executive Officer

                                          Deborah Knowlton
                                          Secretary

June 14, 2001

                                                                       EXHIBIT A

                             MFC DEVELOPMENT CORP.

                            AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

     The audit committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Corporation and other such duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The Committee is expected to maintain free and open communication, including private executive sessions at least annually, with the Corporation's independent accountants and the management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

     The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making the Committee assignments and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the Corporation's Chief Executive Officer, Chief Financial Officer and the lead independent audit partner of the Corporation's independent accountants.

RESPONSIBILITIES

     The Audit Committee's primary responsibilities include:

     - Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the Board any actions necessary to oversee the auditor's independence.

     - Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving the reviewing audit reports, and providing the auditor full access to the Committee and the Board to report on any and all appropriate matters.

     - Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Corporation's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Corporation's report on Form 10-K.

     - Reviewing with management and the independent auditor quarterly financial information prior to the Corporation's filing of Form 10-Q. This review may be performed by the Committee or its Chairperson.

     - Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

     - Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement, including appropriate oversight conclusions, for submission to the shareholders.

REVISIONS TO CHARTER

     This Charter shall be reviewed, updated and approved annually by the Board of Directors.

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
[X] PLEASE MARK VOTES                                    REVOCABLE PROXY
    AS IN THIS EXAMPLE                                 MFC DEVELOPMENT CORP.


     THIS PROXY IS SOLICITED ON BEHALF OF THE                                                        For       With-      For All
               BOARD OF DIRECTORS                                                                              held       Except
                                                                  Election of Directors. To elect    [ ]        [ ]         [ ]
Revoking any such prior appointment, the undersigned hereby       the nominees listed below:
appoints Seth Grossman, Allan Kornfeld and Lester Tanner, and
each of them, attorneys and agents, with power of substitution    SETH GROSSMAN, ALLAN KORNFELD, DAVID MICHAEL, ANDERS STERNER
to vote as Proxy for the undersigned as herein stated, at the     AND LESTER TANNER
Annual Meeting of Stockholders of MFC Development Corp. (the
"Company"), to be held at the 25th floor conference room, 99      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
Park Avenue (at 40th Street), New York, New York 10016 on         NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
Thursday, July 19, 2001 at 11:00 a.m., and at any adjournments    IN THE SPACE PROVIDED BELOW.
thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.
                                                                  --------------------------------------------------------------

                                                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                                                                  OF THE NOMINEES NAMED ABOVE.

                                                                       THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE
                                                                  ELECTION OF THE DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY
                                                                  ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND
                                                                  AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
                                                                  MEETING.

                                                                       The stockholder(s) hereby acknowledge(s) receipt of a
                                        --------------------      copy of the Proxy Statement relating to such Annual Meeting.
     Please be sure to sign and date    Date
       this Proxy in the box below.
------------------------------------------------------------


-----Stockholder sign above-----------Co-holder (if any)----
                                         sign above

                            *  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED  *


                                                      MFC DEVELOPMENT CORP.
-----------------------------------------------------------------------------------------------------------------------------------
     Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.
                                                       PLEASE ACT PROMPTLY
                                            SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-----------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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